UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2004
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GENERAL MOTORS ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01(c) Financial Statements and Exhibits
SIGNATURES
Exhibits
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
Items 6, 7, 7a and 8 of GMAC's Annual Report on Form 10-K

Item 8.01 Other Events

The information in this Current Report on Form 8-K affects only disclosures related to segment results, and does not impact the consolidated financial position, results of operations or cash flows for the years ended December 31, 2003, 2002 and 2001 of General Motor’s Acceptance Corporation and its consolidated subsidiaries (hereinafter referred to as “GMAC” or “the Company”) as reported in the 2003 Annual Report on Form 10-K filed on March 9, 2004.

We have revised our reporting segments to reflect how our chief operating decision makers decide to allocate resources and assess performance effective for the quarter ended September 30, 2004. Specifically, we have broken our previously reported ‘GMAC Mortgage’ segment into three separate reportable segments: Residential Mortgage, RFC Mortgage, and Commercial Mortgage and we have reclassified our commercial financing operations from the ‘North American Operations’ segment and into the ‘Other’ segment.

As required by Statement of Financial Accounting Standards 131, Disclosures about Segments of an Enterprise and Related Information, consolidated financial statements issued by GMAC in the future will reflect modifications to our reportable segment information resulting from this revision, including reclassifications of all comparative prior period segment information. In this Current Report on Form 8-K, we are providing the reclassification of our segment information for the years ended December 31, 2003, 2002 and 2001.

Item 9.01(c) Financial Statements and Exhibits

(C) Exhibits

The following exhibits are filed herewith:

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1	Items 6, 7, 7a and 8 of GMAC’s Annual Report on Form 10-K for the year ended December 31, 2003, including audited Consolidated Balance Sheets of GMAC for the years ended December 31, 2003, and 2002, and related Consolidated Statements of Income, Changes in Stockholder’s Equity and Cash Flows for each of the three years in the period ended December 31, 2003, revised to reflect the revisions to our reportable segments described herein. Also included is the report of our independent registered public accounting firm dated January 20, 2004, except for Notes 12 and 23, as to which the date is November 9, 2004.

These financial statements, conformed to reflect the 2004 revision in segments, are our historical financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION (Registrant)
Dated: November 10, 2004	/s/ Sanjiv Khattri Sanjiv Khattri Executive Vice President, Chief Financial Officer and Director

Dated: November 10, 2004	/s/ Linda K. Zukauckas Linda K. Zukauckas Vice President and Corporate Controller

Exhibits

The following exhibits are filed herewith:

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1	Items 6, 7, 7a and 8 of GMAC’s Annual Report on Form 10-K for the year ended December 31, 2003, including audited Consolidated Balance Sheets of GMAC for the years ended December 31, 2003, and 2002, and related Consolidated Statements of Income, Changes in Stockholder’s Equity and Cash Flows for each of the three years in the period ended December 31, 2003, revised to reflect the revisions to our reportable segments described herein. Also included is the report of our independent registered public accounting firm dated January 20, 2004, except for Notes 12 and 23, as to which the date is November 9, 2004.